UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 20, 2007

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FirstEnergy Corp.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

FirstEnergy Solutions Corp. (FES) is a wholly owned subsidiary of FirstEnergy Corp. FES provides energy-related products and services primarily in Ohio, Pennsylvania, Michigan and Maryland, and through its subsidiaries, FirstEnergy Generation Corp. and FirstEnergy Nuclear Generation Corp., owns and operates FirstEnergy’s non-nuclear generating facilities and owns FirstEnergy’s nuclear generating facilities, respectively. FirstEnergy Nuclear Operating Company, a wholly owned subsidiary of FirstEnergy, operates and maintains the nuclear generating facilities.

On March 26, 2007, Standard & Poor’s Ratings Service assigned FES a corporate credit rating of BBB. On March 27, 2007, Moody’s Investor Service assigned FES an issuer rating of Baa2.

In anticipation of possible future public dissemination, FirstEnergy is furnishing FES’ 2006 Annual Report, including its audited consolidated financial statements for the three years ended December 31, 2006, as Exhibit 99.1 to this report.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	2006 Annual Report of FirstEnergy Solutions Corp.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “believe,” “estimate” and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), and the legal and regulatory changes resulting from the implementation of the EPACT (including, but not limited to, the repeal of the PUHCA), the uncertainty of the timing and amounts of the capital expenditures needed to, among other things, implement the Air Quality Compliance Plan (including that such amounts could be higher than anticipated) or levels of emission reductions related to the Consent Decree resolving the New Source Review litigation, adverse regulatory or legal decisions and outcomes (including, but not limited to, the revocation of necessary licenses or operating permits, fines or other enforcement actions and remedies) of governmental investigations and oversight, including by the SEC and the NRC as disclosed in FirstEnergy’s SEC filings, the continuing availability and operation of generating units, the ability of our generating units to continue to operate at, or near full capacity, the inability to accomplish or realize anticipated benefits from strategic goals (including employee workforce initiatives), the anticipated benefits from voluntary pension plan contributions, the ability to improve electric commodity margins, the ability to access the public securities and other capital markets and the cost of such capital, the successful structuring and completion of a potential sale and leaseback transaction for Bruce Mansfield Unit 1 currently under consideration by management, the successful completion of the FirstEnergy share repurchase program announced March 2, 2007, the risks and other factors discussed from time to time in FirstEnergy’s SEC filings, and other similar factors. Also, a security rating is not a recommendation to buy, sell or hold securities, and it may be subject to revision or withdrawal at any time and each such rating should be evaluated independently of any other rating. FirstEnergy expressly disclaims any current intention to update any forward-looking statements contained herein as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 20, 2007

FIRSTENERGY CORP.
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner
Vice President, Controller and
Chief Accounting Officer